Exhibit 99.2 Q4 2018 Earnings Presentation February 14, 2019 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Exhibit 99.2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 HII’s Q4 & FY 2018 Highlights Exhibit 99.2  Revenues were ~$2.2 billion in the quarter; ~$8.2 billion in 2018  Diluted EPS was $4.94 in the quarter; $19.09 in 2018  Strong cash flow generation in the quarter and for the year o Cash from operations was $648 million in the quarter; $914 million in 2018 o Free cash flow* was $506 million in the quarter; $512 million in 2018  Delivered 2 ships in 2018: the Virginia-class submarine USS Indiana (SSN 789) and the Legend-class National Security Cutter USCGC Kimball (NSC 7)  Achieved approximately 87% structural completion on the aircraft carrier John F. Kennedy (CVN 79) and completed the inactivation of Enterprise (CVN 65)  $9.8 billion of new contract awards in 2018, bringing total backlog at Dec. 31, 2018 to $23.0 billion  Two-ship contract for CVN 80 and CVN 81 announced in January 2019 adds ~$15 billion to backlog *Non-GAAP measure. See appendix for definition and reconciliation.

4 HII’s Q4 2018 Consolidated Results Exhibit 99.2 *Non-GAAP measure. See appendix for definition and reconciliation.

5 HII’s FY 2018 Consolidated Results Exhibit 99.2 *Non-GAAP measure. See appendix for definition and reconciliation.

6 HII’s Q4 and 2018 Capital Deployment Exhibit 99.2 Cash Flow Generation Shareholder Distributions Total $1,000 $914 $1,000 $920 $648 $750 $506 $512 $500 $402 $500 $788** Total (in millions) $313 (in millions) $142 $250 $276** $132 $0 $0 $37 Q4 2018 2018 Q4 2018 2018 Cash from Operations CAPEX Free Cash Flow* Dividends Share Repurchases (at cost)  Capital expenditures were 4.9% of revenues in 2018  Cash contributions to pension and postretirement benefits plans were $546 million in 2018 o $508 million were discretionary contributions to our qualified pension plans  Shareholder distributions totaled $920 million in 2018 o Repurchased 3.6 million shares at a cost of $788 million** o Paid dividends of $132 million *Non-GAAP measure. See appendix for definition and reconciliation. **Includes $48 million for share repurchases not settled as of Dec. 31, 2018.

7 2019-2020 Pension Outlook Exhibit 99.2 3 3 ($ in millions) 2018 (Actual) 2019 2020 Pension Discount Rate 3.82% 4.34% 4.34% Expected Long-Term Return on Assets 7.25% 7.25% 7.25% CAS Recoveries over/(under) Cash ($91) $237 $103 Contributions1,2 FAS Expense1 ($91) ($139) ($115) CAS Expense1 $455 $298 $276 FAS/CAS Adjustment1 $364 $159 $161 Operating FAS/CAS Adjustment1 $290 $147 $128 Non-Operating Retirement $74 $12 $33 (Expense)/Income1 Pension and Post-retirement Benefits $546 $61 $173 Cash Contributions2 1 Includes pension & other postretirement benefits. 2 2019 projected cash contributions of $61 million include $28 million of discretionary pension contributions ($21 million qualified; $7 million non-qualified) and $33 million of post retirement benefits contributions. 2020 projected cash contributions of $173 million include $138 million of discretionary pension contributions ($131 million qualified; $7 million non-qualified) and $35 million of post retirement benefits contributions. 3 Projected and subject to change during 2019 and 2020. 12

8 2019 Considerations Exhibit 99.2 1 ($ in millions) 2018 (Actual) 2019 $2 $9 - $13 Non-Current State Income Taxes expense expense Effective Tax Rate 13.9% ~21% Interest Expense $58 ~$60 Capital Expenditures 4.9% of sales 5 - 6% of sales Depreciation & Amortization $207 ~$210  Projected capital expenditures at 4 - 5% of sales in 2020, returning to ~2.5% of sales in 2021 1 2019 values are projections. Projections exclude results related to G2 Inc. and Fulcrum IT Services, LLC. 12

9 Exhibit 99.2 Appendix

10 Non-GAAP Measures Definitions Exhibit 99.2 We make reference to “segment operating income,” “segment operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and “free cash flow.” We internally manage our operations by reference to “segment operating income” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions Cont’d Exhibit 99.2 Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the after-tax impact of the loss on early extinguishment of debt in fourth quarter 2017 and for tax reform. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses for these items included in segment operating income in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the FAS/CAS Adjustment less the following components of net periodic benefit costs: interest cost, expected return on plan assets, amortization of prior service cost (credit) and actuarial loss (gain), and settlement and curtailment effects. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Non-GAAP Reconciliations – Segment Operating Exhibit 99.2 Income & Segment Operating Margin Three Months Ended Year Ended December 31 December 31 ($ in millions) 2018 2017 2018 2017 Ingalls revenues $ 699 $ 638 $ 2,607 $ 2,420 Newport News revenues 1,278 1,139 4,722 4,164 Technical Solutions revenues 267 242 988 952 Intersegment eliminations (45) (23) (141) (95) Sales and Service Revenues 2,199 1,996 8,176 7,441 Operating Income 213 231 951 881 Operating FAS/CAS Adjustment (72) (49) (290) (205) Non-current state income taxes 7 7 2 12 Segment Operating Income 148 189 663 688 As a percentage of sales and service revenues 6.7% 9.5% 8.1% 9.2 % Ingalls operating income 84 75 313 313 As a percentage of Ingalls revenues 12.0% 11.8% 12.0% 12.9 % Newport News operating income 57 106 318 354 As a percentage of Newport News revenues 4.5% 9.3% 6.7% 8.5 % Technical Solutions operating income 7 8 32 21 As a percentage of Technical Solutions revenues 2.6% 3.3% 3.2% 2.2%

13 Non-GAAP Reconciliations – Adjusted Net EarningsExhibit &99.2 Adjusted Diluted EPS Three Months Ended Year Ended December 31 December 31 ($ in millions, except per share amounts) 2018 2017 2018 2017 Net earnings $ 212 $ 64 $ 836 $ 479 After-tax adjustment for loss on early extinguishment of debt1 — 14 — 14 Tax reform adjustments: Tax expense related to 2017 Tax Act2 — 56 — 56 Tax expense related to discretionary pension contributions3 — 7 — 7 Adjusted Net Earnings $ 212 $ 141 $ 836 $ 556 Diluted earnings per share $ 4.94 $ 1.41 $ 19.09 $ 10.46 After-tax adjustment for loss on early extinguishment of debt per share1 — 0.31 — 0.31 Tax reform adjustments: Tax expense related to 2017 Tax Act per share2 — 1.23 — 1.22 Tax expense related to discretionary pension contributions per share3 — 0.16 — 0.15 Adjusted Diluted EPS $ 4.94 $ 3.11 $ 19.09 $ 12.14 13

14 Non-GAAP Reconciliations – Footnotes to the Reconciliation of Exhibit 99.2 Adjusted Net Earnings and Adjusted Diluted Earnings per Share Three Months Ended Year Ended December 31 December 31 ($ in millions, except per share amounts) 2018 2017 2018 2017 (1) Loss on early extinguishment of debt $ — $ 22 $ — $ 22 Tax effect at 35% statutory rate* — 8 — 8 After-tax effect — 14 — 14 Weighted-Average Diluted Shares Outstanding 42.9 45.4 43.8 45.8 Per share impact** $ — $ 0.31 $ — $ 0.31 (2) Tax expense related to 2017 Tax Act a $ — $ 56 $ — $ 56 Weighted-Average Diluted Shares Outstanding 42.9 45.4 43.8 45.8 Per share impact** $ — $ 1.23 $ — $ 1.22 (3) Tax expense related to discretionary pension contributions b $ — $ 7 $ — $ 7 Weighted-Average Diluted Shares Outstanding 42.9 45.4 43.8 45.8 Per share impact** $ — $ 0.16 $ — $ 0.15 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. a Reflects the impact of the net deferred tax assets write down b Reflects the additional income tax expense from the lower manufacturing deductions available as a result of our planned $214 million increased pre-tax discretionary pension contribution in 2018 14

15 Non-GAAP Reconciliation – Free Cash Flow Exhibit 99.2 Three Months Ended Year Ended December 31 December 31 ($ in millions) 2018 2017 2018 2017 Net cash provided by (used in) operating activities 648 434 914 814 Less capital expenditures: Capital expenditure additions (170) (154) (463) (382) Grant proceeds for capital expenditures 28 21 61 21 Free cash flow 506 301 512 453 15

Exhibit 99.2